L & L ENERGY INC

Seattle • Hong Kong • Shenzhen • Guangzhou • Kunming • Taipei


L&L ENERGY
LLEN
NASDAQ
LISTED

"Successful execution in China is our strength," said Dickson Lee, Chairman & CEO of L&L Energy. "We will continue to expand coal productivity leveraging on China."

Management Presentation / May 2010

Safe Harbor

Safe Harbor Statement
Under the Private Securities Litigation Reform Act of 1995

Safe Harbor Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: This presentation contains "forward-looking" statements, which are not historical facts, but are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects and proposed new products, services, developments or business strategies. These forward-looking statements are identified by their use of terms and phrases such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will", "continue" and other similar terms and phrases, including references to assumptions. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to changes and to inherent known and unknown risks and uncertainties. Suck risks and uncertainties include those set forth in our SEC filings. We do not intend, and undertake no obligation, to update our forward-looking statements to reflect future events or circumstances.

L & L ENERGY INC

Company Overview

L & L Energy, Inc. (L&L) is a U.S. based energy company, providing coal in China. We leverage on China's economic growth to maximize profits and enhance shareholders value. L&L is poised to generate higher earnings and continue to improve EPS.

- L&L is a 15 year old operating company, founded in 1995.
- L&L grew from a private company to OTC, then to NASDAQ in Feb, 2010.
- Specializing in coal, with over 1000 employees with no legacy costs.
- Utilizing language skills including local dialects and relationships to grow.
- US accounting standards and US management skills.
- Current operation: 3 operating mines, 2 coal washing plants, 1 coal coking facility & 1 coal wholesale and distribution network in China.
- The Company is planning for further expansion and acquisitions.

Equity Snapshot

Ticker:	LLEN
Exchange:	NASDAQ
Market Cap*	Approx $278 million
Shares Outstanding*:	Approx 28 million
Insider/Management*:	Approx 9 Million
Float*:	Approx 19 Million
52 Week Range:	$1.86 - $14.91
Fiscal Year End:	April 30

*As of 5/16/2010 closing price of $9.94

Financials (in millions USD)

	Audited 4/2009*	Estimated 4/2010	Estimated 4/2011
Revenue:	$40.9*	$108	$218
Net Income:	$9.9	28.1	$46.7
EPS:	$0.46	$0.94	$1.33

Fiscal year end: 4/30

* Excluding LEK air compressor sales of $4 million

L & L ENERGY INC

Company Highlights

GROWTH

- **Founded in 1995:** Initially, L&L was focused on corporate consulting
- In 2001, L&L becomes a SEC public reporting company
- In 2004, L&L acquired 51% equity in a equipment company and became an operator in China

- **Strategic entry into energy and coal:**
  - In 2006, acquired a coal consolidator and wholesaler
  - In 2008, acquired 2 operating coal mines
  - In May 2009, completed construction of a 300,000 ton coal washing plant
  - In January 2010, acquired Hong Xing coal washing facility
  - In January 2010, acquired Ping Yi coal mine
  - In February 2010, acquired ZoneLin coking operation

- **Poised for expansion:** L&L leverages on China GDP growth, Chinese local business relationships, and continues to expand energy business.

INTO CAPITAL MARKETS

- **NASDAQ:** In February 2010 L&L commenced trading on the NASDAQ Global Market. The uplisting has increased market visibility and liquidity for shareholders.

Real GDP Growth

GROWTH IN CHINA

China continues to grow over 8%

- The World Bank raised its forecast for 2009 GDP growth from 7.2% to 8.4%
- 2010 & 2011 growth is projected to be 8.7%


Real GDP
Annual Percentage Change
14
12
10
8
6
4
2
0
11.6
12.9
9
8.4
8.7
2006
2007
2008
2009 f
2010 f
Year

Sourced From: *Quarterly Update November 2009;* World Bank Office, Beijing

China – World's Largest Coal Consumer

CHINESE COAL CONSUMPTION:

- 71% of China's energy production is from coal
- China accounts for 42.6% of the planet's coal use
- Demand for coal and other energy outstrips supply; trend to continue in the next two years

World's Largest Coal Consuming Countries



China 42.6%
United States 17.4%
India 7%
Other 33%

Source: BP Statistical Review of World Energy, June 2009

Coal Reserves by Country



in billion tons
246.6
157.0
114.5
92.4
78.5
48.8
34.2
31.3
14.0
10.1
USA
Russia
China
India
Australia
South Africa
Ukraine
Kaza-khstan
Poland
Brazil

Source: BP 2007 Statistical Review of World Energy

L & L ENERGY INC

Energy Consumption

CHINA'S ECONOMIC GROWTH DEMANDS ADDITIONAL ENERGY CONSUMPTION

- From 2000 to 2006, energy consumption grew 46%

Energy Use in China – 1980 to 2007



3,000.00
2,500.00
2,000.00
1,500.00
1,000.00
500.00
0.00
Billion Kilowatthours
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
Year

Source: *International Data and Energy Analysis*, EIA

L & L ENERGY INC

Coal Consumption Forecast

- Coal consumption will continue to grow into 2030



Quadrillion BTU
120
100
80
60
40
20
0
2006
2015 F
2030 F
Year

Source: *International Data and Energy Analysis*, EIA

L & L ENERGY INC

Steel Drives Demand For Metallurgical Coal

- China becomes the world's largest auto market
- Strong demand for steel is the primary driver for met coal/coking coal
- Production of pig iron & raw steel creates increases in price of coking coal
- China produced total 400 million tons of steel in 2006 [1]
- China production has increased annually by over 20% between 2001 and 2007 [2]
- Steel production will reach approx 550 million tons by the end of 2011 [3]

Source: [1]BusinessWire.com
[2]Crystal Equity Research Report
[3]Chinese Iron and Steel Association

L & L ENERGY INC

Rising Coal Prices

Historic Coal Prices in China (average annual price per ton)


CNY 800
CNY 700
CNY 600
CNY 500
CNY 400
CNY 300
CNY 200
CNY 100
CNY 0
Chinese Renmimbi Per Ton
$120
$100
$80
$60
$40
$20
$0
U.S. Dollars Per ton
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: Crystal Equity Research Report

Poised For Expansion

- **Policy of Expansion and Consolidation**
  - The China Government established a policy to "shut down small mines" that do not have capital to expand
  - Therefore creating an opportunity for L&L to grow
- **L&L Forms Partnerships with Chinese Partners to:**
  - Provide capital to expand
  - Improve safety
  - Advance coal mining management & technologies

L & L ENERGY INC

Operations in South China

4 Provinces: Yunnan, Guizhou, Gaungxi, Gaungdong



Coal Mines
Coal Wholesale
Coking Facility
Coal Washing
XIZANG (TIBET)
SICHUAN
GUIZHOU
Kunming
Y U N N A N
GUANGXI
MYANMAR
VIETNAM
LAOS

- Mining operations in 2 provinces

L&L Subsidiaries
L&L Coal Partners
Kunming Coal (KMC)
TNI Hong Xing (TNI)



RUSSIA
KAZAKHSTAN
MONGOLIA
KIRGIZSTAN
NORTH KOREA
SOUTH KOREA
CHINA
East China Sea
NEPAL
BHUTAN
INDIA
BANGLADESH
Bay of Bengal
BURMA
LAOS
VIETNAM
Guizhou
Yunnan
Guangxi
Gaungdong
Taiwan
Hong Kong
South China Sea
Hainan

L & L ENERGY INC

Company Structure

L & L Energy, Inc.
Trading Symbol "LLEN"

KMC Wholesale

- Based in Kunming
- Coal wholesale operations
- Ping Yi Mine

L&L Coal Partners

- Based in Yunnan province
- 2 coal mines
- Coal washing plant

TNI

- Based in Yunnan
- **Hong Xing**
  Coal washing facility
- **ZoneLin**
  Coking facility

Marketing Offices

- Guangzhou
- Hong Kong
- Taiwan
- Liuzhou
- Seattle

KMC Coal Wholesale

- KMC is a subsidiary of L&L
- 10 years experience in buying & selling coal as a wholesaler and distributor, located in Kunming City
- KMC engages in the sale of thermal and coking coals, acquired by L&L in 2006
- KMC has long term contracts with coal mining companies, allowing it to aggregate coal for sale

- **Coal consolidation and wholesale**
  - Critical coal network for L&L
  - 5 coal partners supply additional coal
  - Assets include 2 large coal storage facilities with railroad loading to support operations



L & L ENERGY INC

Coal Mines

- L&L focuses on mining in coal rich areas of South China
- Immediate improvement of coal productivity and safety provides a good platform for L&L to grow



3 fully operational mines, producing coking coal & thermal coal

- **DaPuAn:** when acquired was generating 150,000 tons/year, now targeted for 300,000 tons
- **SuTsong:** when acquired was generating 90,000 tons/year, now targeted for 300,000 tons/year
- **Ping Yi:** when acquired was generating 150,000 tons/year, now targeted for 300,000 tons/year

L & L ENERGY INC

Coal Washing

❑ L&L has 2 coal washing facilities producing clean coal for customers
❑ The washing facilities are to optimize efficiency & yields for better quality of coal



DaPuAn Coal Washing Facility:

- Completed in May 2009
- 300,000 tons/year capacity

TNI Hong Xing Coal Washing Facility:

- 200,000 tons/year capacity
- Plans to increase to 600,000 tons/year

Coking

- L&L has a coking facility in China producing coke & other coal related by-products

  - **ZoneLin Coking:**
    - Total capacity of approximately 150,000 tons/year at time of acquisition
    - L&L is in process of expanding its coking operation.
  - **Vertical integration**
    - Coking is an integral part of our coal operation.



Pro Forma Income Statements

Pro-Forma Income Statements

(US Dollars in millions, except otherwise noted)

	4/2008	4/2009	4/2010*	4/2011
Revenue Mining	-	27.4	52.8	82.5
Revenue Coal Wholesale	23.4	13.5	15.0	27.5
Revenue Coking	-	-	11.0	30.0
Revenue Coal Washing	-	-	29.3	78.0
Total Revenue	23.4	40.9	108.1	218.0
COGS	22.0	18.0	56.3	137.0
Gross profit	1.4	22.9	51.8	81.0
Operating Costs	0.9	4.0	8.9	13.0
Operating Income	0.5	18.9	42.9	68.0
Interst Expenses Income	-	0.3	1.4	-
Other income (expense)	0.8	(0.2)	3.0	(6.0)
Income before tax	$1.30	$18.40	$44.50	$61.99
Income tax	0.2	1.2	8.9	8.9
Minority Interest	0.1	7.3	7.5	6.4
Net Income	$1.00	$9.90	$28.10	$46.69
Gross Margin	6.0%	56.0%	47.9%	37.2%
Profit Margin	4.3%	24.2%	26.0%	21.4%
EPS	$0.05	$0.46	$0.94	$1.33
Total Outstanding Shares (Millions)	21.10	21.50	30.00	35.00

* Per press release 5/4/10 we expect to exceed 4/2010 guidance's

Revenue


250
200
150
100
50
0
$ in millions
CAGR: 84%
$19.0
$32.0
$40.9
$108.1
$218.0
2007
2008
2009
2010 Est.
2011 Est.

Summary

- China economy continues to grow
- Energy demand is greater than supply
- China's consolidation policy creates an unique opportunity for L&L
- L&L poised to grow 84+%
- Vertical integration maximizes profit & reduces risks
- Arbitrage on US coal to China is beneficial to both countries

L & L ENERGY INC

Management Team

Dickson V. Lee, MBA, Founder, CEO

- CPA, and former judicial member of Hong Kong (trial) Court
- Two decades of business experience in China

Clayton Fong, VP - US Operations

- Served at senior levels in the White House and the California Governors Office
- Extensive experience in management, human resources, marketing, and government affairs

Rosemary Wang, CPA, Acting - CFO

- Managing Partner of an established California based accounting firm
- MBA, Masters degree in Taxation, US CPA, with 20 years of accounting and tax experience

Tony H Y Li, CEO, KMC Energy Operations

- Founder and CEO of KMC coal operations at Kunming
- Trained geologist, specializing in burning and coking coals and coal mining

Ning Hua Liu, Chief Engineer

- Wu Han University of Science & Technology Engineering Degree
- 30 years experience in coking and coal washing

Board of Directors – 7 Members

Dickson V. Lee, Chairman & CEO



- CPA ,and former judicial member of Hong Kong (trial) Court
- Two decades of business experience in China. US citizen

Shirley Kiang, Independent Director – Chair of Compensation Committee



- Two decades as a senior executive for various high-tech firms in Silicon Valley & Asia
- Speaks 3 languages & has close contacts in China. US citizen

Joseph J. Borich, Independent Director - Chair of Nomination Committee



- President of the Washington State China Relations Council
- Former the US Consul General to Shanghai, China. US citizen

Ian Robinson, CPA, Independent Director – Chair of Audit Committee



- Former partner at Ernst & Young over forty years experience in auditing and public reporting
- Fellow of the CPA Society of Australia & Hong Kong. Australian citizen

Board of Directors

Dennis Bracy, Independent Director



- CEO, US-China Clean Energy Forum; Chair of Washington State China Relations Council
- Leading strategist on energy issues. US citizen

Ed Dowd, Independent Director



- Experienced legal professional, Partner, Dowd Bennett LLP
- Former US Attorney from Missouri. US citizen

Robert Lee, Director



- Strong operational & engineering background
- Associated with Michigan State government. US citizen

L & L ENERGY INC

Contact Information

Address: L & L Energy, Inc.
130 Andover Park East, Suite 101
Seattle, WA 98188

Phone: (206) 264-8065

Fax: (206) 264-7971

Website: http://www.llenergyinc.com

NASDAQ Trading Symbol: "LLEN"



L&L Energy, Inc. Headquarters – Seattle, WA

Disclaimer

This document contains certain statements that may include 'forward-looking statements' within the meaning of federal securities laws. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.